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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 29, 1998


                         WINDMERE-DURABLE HOLDINGS, INC.
                         -------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     FLORIDA
                         -------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


           1-10177                                   59-1028301
      -----------------                        -----------------------
   (COMMISSION FILE NUMBER)               (IRS EMPLOYER IDENTIFICATION NO.)


                         WINDMERE-DURABLE HOLDINGS, INC.
                             5980 MIAMI LAKES DRIVE
                        MIAMI LAKES, FLORIDA        33014
                   ------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)










        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (305) 362-2611


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ITEM 5.  OTHER EVENTS.

         On September 29, 1998, Windmere-Durable Holdings, Inc. announced in a press release in the form attached hereto as
         Exhibit 99 that it had received notice that a class action lawsuit had been filed on September 25, 1998 naming Windmere-Durable Holdings, Inc., David Friedson, Harry Schulman and NationsBanc Montgomery Securities LLC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              99 Windmere-Durable Holdings, Inc. September 29, 1998 press release announcing that Windmere-Durable Holdings, Inc. received notice that a class action lawsuit had been filed on September 25, 1998.





























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WINDMERE-DURABLE HOLDINGS, INC.


Date:  September 29, 1998                     By: /s/ Harry D. Schulman
                                                  -----------------------------
                                                  Harry D. Schulman





































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                                INDEX TO EXHIBITS

ITEM
NUMBER       EXHIBIT

99 Windmere-Durable Holdings, Inc. September 29, 1998 press release announcing that Windmere-Durable Holdings, Inc. received notice that a class action lawsuit had been filed on September 25, 1998.






































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